EXHIBIT 24.1


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Anthony J. Conway and David A. Jonas (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any or all amendments (including post-effective amendments) thereto, with respect to the Rochester Medical Corporation 2001 Stock Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

           Signature                                  Title                                           Date
           ---------                                  -----                                           ----
/s/ Anthony J. Conway             Chairman of the Board, Chief Executive                          June 1, 2001
------------------------------    Officer, President, Secretary and Director
     Anthony J. Conway            (PRINCIPAL EXECUTIVE OFFICER)


/s/ David A. Jonas                Chief Financial Officer, Treasurer and Director of Operations   June 1, 2001
------------------------------    (PRINCIPAL FINANCIAL OFFICER AND PRINCIPAL
     David A. Jonas               ACCOUNTING OFFICER)


/s/ Philip J. Conway              Vice President, Production Technologies and
------------------------------    Director                                                        June 1, 2001
     Philip J. Conway


/s/ Richard D. Fryar              Vice President, Research and Development and
------------------------------    Director                                                        June 1, 2001
     Richard D. Fryar


/s/ Darnell L. Boehm              Director                                                        June 1, 2001
------------------------------
     Darnell L. Boehm


/s/ Peter R. Conway               Director                                                        June 1, 2001
------------------------------
     Peter R. Conway


/s/ Roger W. Schnobrich           Director                                                        June 1, 2001
------------------------------
     Roger W. Schnobrich


                                  Director                                                        ______, 2001
------------------------------
     Benson F. Smith